Homestead Funds, Inc.

Supplement Dated August 11, 2014

to the Statement of Additional Information Dated May 1, 2014

This supplement updates certain information regarding Homestead Funds, Inc., contained in the above-referenced Statement of Additional Information (“SAI”). Please read this supplement carefully and keep it with your SAI for future reference. You may obtain copies of the Prospectus and SAI free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds’ website at homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

The following changes are made to the Statement of Additional Information:

1.	The sentence and paragraph immediately following the section titled “PORTFOLIO MANAGERS, RE ADVISERS – Compensation of Portfolio Managers” on page 49 is deleted in its entirety and replaced with the following:

Compensation of Portfolio Managers

RE Advisers compensation programs generally follow the policies and practices of its indirect parent company, NRECA. NRECA and RE Advisers strive to maintain a competitive compensation program designed to attract and retain staff. NRECA periodically engages the services of an outside consulting firm to provide an independent competitive market analysis and recommendations specific to the portfolio managers’ compensation program. In between formal studies, NRECA internally monitors portfolio manager compensation and assesses against then-current market data. Portfolio managers are compensated with a combination of base pay and variable pay based on portfolio performance. Internal portfolio managers are responsible for managing portfolios for a defined benefit plan, a defined contribution plan, a group insurance plan, a mutual fund, and outside clients. Elements of the compensation program are described below.

2.	The following paragraph is added under the section titled “PORTFOLIO MANAGERS, RE ADVISERS – Compensation of Portfolio Managers” on page 49:

Retention Plan: If eligible, deferred payments are made on an annual basis and vested based on a defined schedule to a nonqualified deferred compensation plan subject to Section 457(f) of the Code.

3.	The paragraph in the section titled “PORTFOLIO MANAGERS, RE ADVISERS – Base Pay” on page 50 is deleted in its entirety and replaced with the following:

Base Pay: Base pay is reviewed annually and adjusted as needed based on competitive market increases in base pay, as reported by national and local salary surveys.

4.	The paragraph in the section titled “PORTFOLIO MANAGERS, RE ADVISERS – Variable Pay” on page 50 is deleted in its entirety and replaced with the following:

Variable pay: Portfolio managers may be eligible to receive an annual incentive plan payment (“payment”). Annual payments are based on an applicable portfolio one year annual total rates of return before taxes as of December 31. Portfolio managers are eligible to receive a payment on portfolios that the manager is responsible for managing, which includes NRECA-sponsored 401(k) Plan (defined contribution plan), Retirement Security Plan (defined benefit plan) and Group Insurance Plan (health & welfare plan), in addition to the Homestead Funds. The average of the rates of return of all portfolios that the manager is responsible for managing is compared to the average return of the relevant benchmark rates for the same period. Internally managed portfolios’ returns are measured gross of expenses. Performance is taken from independent third-party sources such as Bank of New York Mellon, Lipper, State Street Bank, etc., depending on the fund and appropriateness of the comparison.

Portfolio managers who have oversight of externally managed portfolios are eligible to receive a payment based on those portfolios’ returns net of external money manager fees but gross of internal expenses compared to the relevant benchmark and may also receive a payment based on the performance of the entire portfolio.

If a Fund underperforms the relevant benchmarks, a bonus may not be awarded to the portfolio manager(s) of that Fund.

Eligible portfolio managers receive an annual growth incentive bonus by applying a payout rate to the net revenue earned during the performance year on the net shareholder investments into applicable portfolios. The payout is equally split between eligible portfolio managers and paid in cash.